UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934
                                (Amendment No.   )

Check the appropriate box:

|_|   Preliminary Information Statement

|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14c-5(d)(2))

|X|   Definitive Information Statement

                   THE BLUEBOOK INTERNATIONAL HOLDING COMPANY
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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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            pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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      paid previously. Identify the previous filing by registration statement
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

                   THE BLUEBOOK INTERNATIONAL HOLDING COMPANY

                          21098 BAKE PARKWAY, SUITE 100
                           LAKE FOREST, CA 92630-2163

                  NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON AUGUST 20, 2004

To Our Stockholders:

      You are cordially invited to attend the 2004 Annual Meeting of Stockholders of The Bluebook International Holding Company. The Annual Meeting will be held on Friday, August 20, 2004, at 10:00 am local time, at the Company's offices located at 21098 Bake Parkway, Suite 100, Lake Forest, California 92630-2163.

      The matters to be voted on at the Annual Meeting are:

      o Election of Mark A. Josipovich, Daniel T. Josipovich, Paul D. Sheriff and David M. Campatelli as directors; and

      o     Ratification of Weinberg & Company, P.A. as independent auditors.

      These matters are described more fully in the information statement accompanying this notice.

      Our stockholders will also act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the 2004 Annual Meeting.

      The Board has fixed the close of business on July 6, 2004 as the record date (the "Record Date") for determining those stockholders who will be entitled to notice of and to vote at the 2004 Annual Meeting. The stock transfer books will remain open between the Record Date and the date of the 2004 Annual Meeting.

      Included with the Information Statement is a copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003. We encourage you to read the Form 10-KSB. It includes our audited financial statements and information about our business and products.

                                        By Order of the Board of Directors


                                        /s/ Mark A. Josipovich

                                        MARK A. JOSIPOVICH
                                        Chairman of the Board and
                                        Chief Executive Officer

July 23, 2004

                   THE BLUEBOOK INTERNATIONAL HOLDING COMPANY

                                -----------------

                         INFORMATION STATEMENT FOR 2004
                         ANNUAL MEETING OF STOCKHOLDERS

                          INFORMATION CONCERNING VOTING

      This information statement is being mailed or otherwise furnished to stockholders of The Bluebook International Holding Company (the "Company"), for use at the Annual Meeting of Stockholders to be held on Friday, August 20, 2004 at 10:00 am local time, and at any postponement or adjournment thereof. The Annual Meeting will be held at our offices located at 21098 Bake Parkway, Suite 100, Lake Forest, California. The purposes of the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders.

      This information statement and the enclosed Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, including financial statements, were first mailed on or about July 23, 2004 to all stockholders entitled to vote at the Annual Meeting. Our principal executive offices are located at 21098 Bake Parkway, Suite 100, Lake Forest, California 92630-2163, and our telephone number is (949) 470-9534.

      WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
PROXY.

                  GENERAL INFORMATION ABOUT THE ANNUAL MEETING

WHO MAY VOTE                    You may vote if our records showed that you
                                owned shares of our Common Stock as of July 6, 2004 (the "Record Date"). At the close of business on that date, we had a total of 34,050,115 shares of Common Stock issued and outstanding, which were held of record by approximately 167 stockholders. You are entitled to one vote for each share that you own.

VOTING If a bank, broker or other nominee holds your shares and you wish to attend the Annual Meeting and vote in person, you must obtain a "legal proxy" from the record holder of the shares giving you the right to vote the shares.

HOW VOTES ARE COUNTED           The Annual Meeting will be held if a quorum is
                                represented in person at the Annual Meeting. A quorum means a majority of the total number of outstanding shares of Common Stock entitled to vote. If you attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

ABSTENTIONS                     Shares that are voted "WITHHELD" or "ABSTAIN"
                                are treated as being present for purposes of determining the presence of a quorum and as entitled to vote on a particular subject matter at the Annual Meeting.

                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

      The Board of Directors currently consists of four directors. At each Annual Meeting of stockholders, directors are elected for a term of one year and hold office until their respective successors are duly elected and qualified.

NOMINEES The Nominating and Corporate Governance Committee of the Board of Directors selected, and the Board of Directors approved, Mark A. Josipovich, Daniel T. Josipovich, Paul D. Sheriff and David M. Campatelli as nominees for election at the Annual Meeting to the Board of Directors. If elected, they will each serve as a director until their respective successors are elected and qualified or their earlier resignation or removal.

VOTE REQUIRED                   If a quorum is present, the nominees receiving
                                the highest number of votes will be elected to the Board of Directors. Abstentions will have no effect on the election of directors.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF MARK A. JOSIPOVICH, DANIEL T. JOSIPOVICH, PAUL D. SHERIFF AND DAVID M. CAMPATELLI TO THE BOARD OF DIRECTORS.

INFORMATION ABOUT THE DIRECTORS AND NOMINEES

      The following table sets forth information regarding our directors and executive officers as of July 6, 2004:

NAME                        AGE                  POSITION                       DIRECTOR SINCE
----                        ---                  --------                       --------------
Mark A. Josipovich           37     Chief Executive Officer, President,             2001
                                    Treasurer and Principal Accounting
                                    Officer, and Chairman of the Board

Daniel T. Josipovich         38     Chief Operating Officer and Director            2001

Paul D. Sheriff              40     Director                                        2001

David M. Campatelli          37     Director                                        2001

      There are no family relationships between any director and executive officer, except Mark A. Josipovich and his brother Daniel T. Josipovich. According to our bylaws, the term of office for our directors is one year. Directors hold office until their successors are elected and qualified.

      Mark A. Josipovich, Chief Executive Officer and President, has been the entrepreneurial driver of Bluebook's strategic initiatives for the past 15 years. His responsibilities included guiding the progress of projects through various milestones to ensure conformity; negotiating contractual agreements; supporting the sales operation by assisting in the pre-sale process; coordinating and preparing proposals; and performing ancillary administrative functions. He has held various positions with Bluebook including management of marketing, staffing, day-to-day operations and product development.

      Daniel T. Josipovich, Chief Operating Officer, designed, directed and managed development of Bluebook's most innovative products for the past 21 years. He is also directly involved in marketing. Like his brother Mark, Dan has held various positions with Bluebook including management of marketing, staffing, day-to-day operations and product development.

      Paul D. Sheriff, Director, has over 17 years experience programming business applications. In 1991, Mr. Sheriff founded PDSA, Inc., a consulting company specializing in high quality custom software. PDSA, Inc. is a Microsoft Certified Partner.

      David M. Campatelli, Director, is currently a Spanish and English Instructor at Long Beach Unified School District, Long Beach, California. Mr. Campatelli also currently serves as a Teacher and Consultant with the California Reading and Literature Project in San Diego, California, and lectures, teaches and trains for primary language institutes throughout the State of California. Mr. Campatelli has been a consultant to Toscana Incorporated, an international import/export firm, since 1993.

      Clinton L. Hubbard served as one of our directors from 1991 to December 2003, when he resigned from our board of directors for health reasons. We thank Mr. Hubbard for his service and dedication to our company.

      We have not received Form 3 and to the best of our knowledge a Form 3 has not been filed with the SEC for Clinton Hubbard, Paul Sheriff, and David Campatelli, since each became an officer or director. We have requested that each such person file a Form 3 in accordance with Section 16(a) of the Exchange Act. Mark Josipovich, Daniel T. Josipovich, Daniel and Dorothy E. Josipovich have not timely filed a Form 5.

                              CORPORATE GOVERNANCE

BOARD MEETINGS                  The Board of Directors held two meetings during
                                2003. All directors attended 100% of the total number of meetings of the Board of Directors and all committees on which they served during 2003.

COMMITTEES OF THE BOARD OF      The Board of Directors has Audit, Nominating and
DIRECTORS                       Corporate Governance, and Compensation
                                Committees. Each of these committees operates under a written charter. Copies of the Audit and Nominating and Corporate Governance Committee charters are attached as Appendix A and B, respectively. In addition, we will provide a copy of any of these documents without charge to any stockholder upon written request made to Corporate Secretary, The Bluebook International
                                Holding Company, 21098 Bake Parkway, Suite 100,
                                Lake Forest, California 92630-2163. All members of the committees are appointed by the Board of Directors. These committees were formed in the first part of 2004, and there were no committee meetings held in 2003.

AUDIT COMMITTEE                 The Audit Committee presently consists of
                                Messrs. Mark A. Josipovich, Daniel T.
                                Josipovich, Paul D. Sheriff and David M.
                                Campatelli. Mr. Daniel T. Josipovich serves as chairman of the Audit Committee. The Board of Directors has determined that Mr. Daniel T.
                                Josipovich is an audit committee financial expert, as that term is defined in Item 401(h) of Regulation S-K of the Exchange Act. The Board of Directors has also determined that each of Messrs. Sheriff and Campatelli is independent within the meaning of Item 7(d)(3)(iv) of
                                Schedule 14A of the Exchange Act and the requirements of the Nasdaq Stock Market as currently in effect.

                                The Audit Committee oversees the accounting, financial reporting and audit processes; makes recommendations to the Board of Directors regarding the selection of independent auditors; reviews the results and scope of audit and other services provided by the independent auditors; reviews the accounting principles and auditing practices and procedures to be used in preparing our financial statements; and reviews our internal controls. The Audit Committee charter is attached as Appendix A.

                                The Audit Committee works closely with
                                management and our independent auditors. The
                                Audit Committee also meets with our independent auditors in an executive session, without the presence of our management, on a quarterly basis, following completion of their quarterly reviews and annual audit, to review the results of their work. The Audit Committee also meets with our independent auditors to approve the annual scope of the audit services to be performed.

                                The Audit Committee Report is included below on page 15.

PRE-APPROVAL POLICY             As part of its responsibility, the Audit
                                Committee is required to pre-approve audit and non-audit services performed by our independent auditor in order to assure that the provision of such services does not impair the independent auditor's independence. The Audit Committee's
                                Pre-Approval Policy establishes a policy requiring the Audit Committee to review and approve (1) all audit services, (2) permitted non-audit services, (3) tax services and (4) all other services to be performed by our independent auditor or its affiliates. Unless a type of service to be provided by our independent auditor or its affiliates has received general pre-approval, it requires specific pre-approval by the Audit Committee.

                                The Audit Committee pre-approves both scope and fee levels for all services to be provided by our independent auditor or its affiliates within specified categories of services. Any proposed services exceeding pre-approval scope or cost levels require specific pre-approval by the Audit Committee. The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.

                                The following summarizes the pre-approval policies and procedures:

                                    o        Any of the services described above
                                             to be provided to the company by
                                             our independent auditor or its
                                             affiliates must be submitted to the
                                             Audit Committee for review and
                                             approval. The proposed services are
                                             submitted to the Audit Committee in
                                             writing by both our independent
                                             auditor and our Chief Executive
                                             Officer, with a description of the
                                             services to be performed, fees to
                                             be charged, and affirmation that
                                             the services are not prohibited
                                             under Section 201 of the
                                             Sarbanes-Oxley Act of 2002.

                                    o        The Audit Committee in its sole
                                             discretion then approves or
                                             disapproves the proposed services
                                             and documents such approval in
                                             writing. Pre-approval actions taken
                                             during Audit Committee meetings are
                                             recorded in the minutes of the
                                             meetings.

                                    o        Any audit or non-audit service to
                                             be provided to the company which is
                                             proposed between meetings of the
                                             Audit Committee is submitted to the
                                             Audit Committee chairman in writing
                                             for the chairman's review and
                                             pre-approval and is included as an
                                             agenda item at the next scheduled
                                             Audit Committee meeting, or is
                                             approved in the form of a written
                                             consent of the Audit Committee, in
                                             the discretion of the Audit
                                             Committee chairman.

                                The Audit Committee may periodically revise the list of pre-approved services, based on subsequent determinations. The Audit Committee does not delegate to management its responsibilities to pre-approve services performed by the independent auditor or its affiliates.

                                Prior to the adoption of this policy, management had the implicit pre-approval of the Audit Committee to engage Weinberg & Company, P.A., or any other professional service firm, to perform tax and other services. The Audit Committee has since assumed responsibility for pre-approving all auditing services and permitted non-auditing services, including the related fees and terms thereof.

NOMINATING AND CORPORATE        The Nominating and Corporate Governance
GOVERNANCE                      Committee presently consists of Messrs. Paul D.
                                Sheriff and David M. Campatelli. Mr. Sheriff serves as chairman of the Nominating and Corporate Governance Committee. Both members of the Nominating and Corporate Governance
                                Committee meet the independence requirements of the Nasdaq Stock Market as currently in effect.

                                The Nominating and Corporate Governance
                                Committee considers and periodically reports on matters relating to the identification, selection and qualification of the Board of Directors and candidates nominated to the Board of Directors and its committees; develops and recommends governance principles applicable to us; and oversees the evaluation of the Board of Directors and management.

DIRECTOR QUALIFICATIONS         The Nominating and Corporate Governance
                                Committee uses a variety of criteria to evaluate the qualifications and skills necessary for members of our Board of Directors. Under these criteria, members of the Board of Directors should have the highest professional and personal ethics and values, consistent with our values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of our stockholders.

IDENTIFICATION AND EVALUATION   The Nominating and Corporate Governance
OF NOMINEES FOR DIRECTORS       Committee utilizes a variety of methods for
                                identifying and evaluating nominees for
                                director. The Nominating and Corporate
                                Governance Committee regularly assesses the appropriate size of the Board of Directors, and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate
                                Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate
                                Governance Committee through current members of the Board of Directors, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Corporate
                                Governance Committee, and may be considered at any point during the year. The Nominating and Corporate Governance Committee considers properly submitted stockholder recommendations for candidates for the Board of Directors. In evaluating such recommendations, the Nominating and Corporate Governance Committee uses the qualifications standards discussed above and seeks to achieve a balance of knowledge, experience and capability on the Board of Directors.

STOCKHOLDER NOMINATIONS         The Nominating and Corporate Governance
                                Committee seeks out appropriate candidates to serve as directors of the company, and the Nominating and Corporate Governance Committee interviews and examines director candidates and makes recommendations to the Board regarding candidate selection. In considering candidates to serve as director, the Nominating and Corporate Governance Committee evaluates various minimum individual qualifications, including strength of character, maturity of judgment, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge, as well as the extent to which the candidate would fill a present need on the Board.

                                The Nominating and Corporate Governance
                                Committee will consider stockholder nominations for director. Nominations for director submitted to this committee by stockholders are evaluated according to our overall needs and the nominee's knowledge, experience and background. A nominating stockholder must give appropriate notice to the company of the nomination not less than 90 days prior to the first anniversary of the preceding year's annual meeting. In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the preceding year's annual meeting, the notice by the stockholder must be delivered not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made.

                                The stockholders' notice shall set forth, as to:

                                    o        each person whom the stockholder
                                             proposes to nominate for election
                                             as a director:

                                        o    the name, age, business address and
                                             residence address of such person,

                                        o    the principal occupation or
                                             employment of the person,

                                        o    the class and number of shares of
                                             the company which are beneficially
                                             owned by such person, if any, and

                                        o    any other information relating to
                                             such person which is required to be
                                             disclosed in solicitations for
                                             proxies for election of directors
                                             pursuant to Regulation 14A under
                                             the Exchange Act,

                                        o    and the rules thereunder; and

                                    o        the stockholder giving the notice:

                                        o    the name and record address of the
                                             stockholder and the class and
                                             number of shares of the company
                                             which are beneficially owned by the
                                             stockholder,

                                        o    a description of all arrangements
                                             or understandings between such
                                             stockholder and each proposed
                                             nominee and any other person or
                                             persons (including their names)
                                             pursuant to which nomination(s) are
                                             to be made by such stockholder,

                                        o    a representation that such
                                             stockholder intends to appear in
                                             person or by proxy at the meeting
                                             to nominate the persons o named in
                                             its notice,

                                    o        any other information relating to
                                             such person which is required to be
                                             disclosed in solicitations for
                                             proxies for election of directors
                                             pursuant to Regulation 14A under
                                             the Exchange Act, and the rules
                                             thereunder.

                                The notice must be accompanied by a written consent of the proposed nominee to be named as a director.

STOCKHOLDER COMMUNICATIONS      The following procedures have been established
WITH THE BOARD                  by the Board in order to facilitate
                                communications between our stockholders and the
                                Board:

                                    o        Stockholders may send
                                             correspondence, which should
                                             indicate that the sender is a
                                             stockholder, to the Board or to any
                                             individual director, by mail to
                                             Corporate Secretary, The Bluebook
                                             International Holding Company,
                                             21098 Bake Parkway, Suite 100, Lake
                                             Forest, California 92630-2163.

                                    o        Our Secretary will be responsible
                                             for the first review and logging of
                                             this correspondence and will
                                             forward the communication to the
                                             director or directors to whom it is
                                             addressed unless it is a type of
                                             correspondence which the Board has
                                             identified as correspondence which
                                             may be retained in our files and
                                             not sent to directors. The Board
                                             has authorized the Secretary to
                                             retain and not send to directors
                                             communications that: (1) are
                                             advertising or promotional in
                                             nature (offering goods or
                                             services); (2) solely relate to
                                             complaints by clients with respect
                                             to ordinary course of business
                                             customer service and satisfaction
                                             issues; or (3) clearly are
                                             unrelated to our business,
                                             industry, management or Board or
                                             committee matters. These types of
                                             communications will be logged and
                                             filed but not circulated to
                                             directors. Except as set forth in
                                             the preceding sentence, the
                                             Secretary will not screen
                                             communications sent to directors.

                                    o        The log of stockholder
                                             correspondence will be available to
                                             members of the Board for
                                             inspection. At least once each
                                             year, the Secretary will provide to
                                             the Board a summary of the
                                             communications received from
                                             stockholders, including the
                                             communications not sent to
                                             directors in accordance with the
                                             procedures set forth above.

COMPENSATION COMMITTEE          The Compensation Committee consists of Messrs.
                                Paul D. Sheriff and David M. Campatelli. Mr.
                                Campatelli serves as chairman of the
                                Compensation Committee. Mr. Sheriff and Mr.
                                Campatelli meet the independence requirements of the Nasdaq Stock Market as currently in effect.

                                The Compensation Committee oversees and makes recommendations to the Board of Directors regarding our compensation and benefits policies; and oversees, evaluates and approves compensation plans, policies and programs for our executive officers.

                                The Compensation Committee Report is included below on page 13.

COMPENSATION COMMITTEE          During fiscal year 2003, no member of the
INTERLOCKS AND INSIDER          Compensation Committee was either an officer or
PARTICIPATION                   consultant of the Company. During fiscal year
                                2003, no member of the Board or executive officer of the Company served as a member of the Board of Directors or Compensation Committee of any entity that has an executive officer serving as a member of our Board of Directors or Compensation Committee.

ANNUAL MEETING ATTENDANCE       Each director is encouraged to attend annual
                                meetings of our stockholders and to be available to answer any questions posed by stockholders to such director. We did not hold an annual meeting in 2003.

CODE OF ETHICS                  We have adopted a code of ethics that complies
                                with the standards mandated by the
                                Sarbanes-Oxley Act of 2002. This code applies to our chief executive officer and our senior financial officers, including our principal accounting officer and treasurer.

                                If we amend or grant any waiver, including an implicit waiver, from a provision of the code of ethics that applies to our directors and executive officers, including our chief executive officer and our senior financial officers, we will publicly disclose such amendment or waiver as required by applicable law and regulations or post such amendment or waiver on our website at www.bluebook.net. The information on our website is not, and shall not be deemed to be, a part of this information statement or incorporated by reference into this or any other filing we make with the SEC.

CORPORATE GOVERNANCE DOCUMENTS  By the date of the 2004 Annual Meeting, management hopes to have our code of ethics, Board committee charters and certain other corporate governance documents and policies available on our website at www.bluebook.net. In addition, we will provide a copy of any of these documents without charge to any stockholder upon written request made to Corporate Secretary, The Bluebook International Holding Company, 21098 Bake Parkway, Suite 100, Lake Forest, California 92630-2163.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
                           RELATED STOCKHOLDER MATTERS

      The following tables set forth information regarding the beneficial ownership of our Common Stock and Preferred Stock as of July 6, 2004 as to:

      o     each of the executive officers named in the Summary Compensation
            Table;

      o     each director and nominee for director;

      o each person who is known by us to own beneficially more than 5% of our outstanding Common Stock or Preferred Stock; and

      o     all directors and executive officers as a group.

      Unless otherwise indicated, the address of each listed stockholder is c/o The Bluebook International Holding Company, 21098 Bake Parkway, Suite 100, Lake Forest, California 92630-2163. As of July 6, 2004, there were 34,050,115 shares of Common Stock outstanding. There were also 2,050 shares of Series B Preferred Stock outstanding. Holders of Series B Preferred Stock have no voting rights.

                                  COMMON STOCK

                                                        NUMBER OF SHARES OF
                                                          COMMON STOCK             PERCENTAGE OWNERSHIP OF
       NAME OF BENEFICIAL OWNER                        BENEFICIALLY OWNED(1)            COMMON STOCK
       ------------------------                        ---------------------       -----------------------
NAMED EXECUTIVE OFFICERS AND DIRECTORS

Mark A. Josipovich                                          5,675,000                      16.67%
Daniel T. Josipovich                                        5,675,000                      16.67%
Paul D. Sheriff                                                 0                           0.00%
David M. Campatelli                                             0                           0.00%
FIVE PERCENT STOCKHOLDERS OF COMMON STOCK
Daniel E. and Dorothy Josipovich, jointly (2)              18,757,407                      45.24%
Cotelligent, Inc. (3)                                       5,316,704                      15.61%
Johanna Ventures, Ltd. (4)                                  7,777,777                      18.59%
ALL EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP            11,350,000                      33.33%
(4 PERSONS)

----------
(1) Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to the shares of common stock beneficially owned by them.

(2) Includes 11,350,000 shares of common stock and 1,000 shares of Series B Preferred Stock convertible into 7,407,407 shares of common stock as of July 6, 2004. Does not include 1,050 shares of Series B Preferred Stock owned by Johanna Ventures, Ltd. and convertible into 7,777,777 shares of common stock as of July 6, 2004; a purchase agreement between Daniel E. and Dorothy Josipovich and Johanna Ventures, Ltd. has been executed with respect to such shares pursuant to which Johanna Ventures, Ltd. has agreed to sell such shares to Daniel E. and Dorothy Josipovich, and the closing of this transaction was pending as of July 6, 2004.

(3) Consists of 5,316,704 shares of common stock. Based upon information derived from a Schedule 13D filed on January 17, 2003 by Cotelligent pursuant of Section 13D of the Securities and Exchange Act of 1934 and the rules promulgated thereunder (the "Exchange Act"), reporting their beneficial ownership of our Series C Convertible Redeemable Preferred Stock. According to the Schedule 13D, Cotelligent, Inc. has sole power to vote and dispose of 5,316,704 shares of Series C Preferred Stock convertible into 5,316,704 shares of common stock. Pursuant to a mutual settlement agreement entered into by our company and Cotelligent, all of the 5,316,704 shares of Series C Preferred Stock were converted into 5,316,704 shares of common stock on May 6, 2004. The address for Cotelligent is 100 Theory, Suite 200, Irvine, California 92612.

(4) Includes 1,050 shares of Series B Preferred Stock convertible into 7,777,777 shares of common stock as of July 6, 2004. The address for Johanna Ventures Ltd. is Le Quesne Chambers, 9 Burrard Street, St. Helier, Jersey JE2 4WS. A purchase agreement between Daniel E. and Dorothy Josipovich and Johanna Ventures, Ltd. has been executed with respect to such shares pursuant to which Johanna Ventures, Ltd. has agreed to sell such shares to Daniel E. and Dorothy Josipovich, and the closing of this transaction was pending as of July 6, 2004.

                            SERIES B PREFERRED STOCK

                                                                                            PERCENTAGE
                                                                                           OWNERSHIP OF
                                                NUMBER OF SHARES OF PREFERRED STOCK     PREFERRED SERIES B
NAME OF BENEFICIAL OWNER                                 BENEFICIARY OWNED                     STOCK
------------------------                        -----------------------------------     ------------------
NAMED EXECUTIVE OFFICERS AND DIRECTORS

Mark A. Josipovich                                               0                             0.00%
Daniel T. Josipovich                                             0                             0.00%
Paul D. Sheriff                                                  0                             0.00%
David M. Campatelli                                              0                             0.00%

FIVE PERCENT STOCKHOLDERS OF SERIES B
PREFERRED STOCK

Daniel E. and Dorothy Josipovich, jointly                      1,000                          48.78%
Johanna Ventures, Ltd.                                         1,050                          51.22%
ALL EXECUTIVE OFFICERS AND DIRECTORS AS A                        0                             0.00%
GROUP (4 PERSONS)

                                  PROPOSAL TWO:
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has selected Weinberg & Company, P.A. to audit our financial statements for the fiscal year ending December 31, 2004. Although ratification by stockholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding its selection, the Board of Directors, in its discretion, may appoint new independent auditors at any time during the year if the Board of Directors believes that such a change would be in the best interest of the Company and its stockholders. If the stockholders do not ratify the appointment of Weinberg & Company, P.A. the Board of Directors may reconsider its selection.

      Weinberg & Company, P.A. was first appointed in fiscal year 2002, and has audited our financial statements for fiscal years 2002 and 2003. The Board of Directors expects that representatives of Weinberg & Company, P.A. will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

CHANGE IN ACCOUNTANTS

      Effective November 4, 2002, our Board of Directors approved a change in our independent public accountants for the year ended December 31, 2002, from Good Swartz Brown & Berns LLP to Weinberg & Company, P.A.

      We did not consult with Weinberg & Company, P.A. during the fiscal years ended December 31, 2000 and 2001, and the interim period from December 31, 2001 through July 30, 2002, with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (2) any matter that was the subject of any prior disagreement between us and our previous independent accountant.

      The report of Good Swartz Brown & Berns LLP for the years ended December 31, 2000 and December 31, 2001 contained no adverse opinions, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2000 and 2001, and the interim period from December 31, 2001 through November 4, 2002, there were no disagreements between us and Good Swartz Brown & Berns LLP on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Good Swartz Brown & Berns LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report. No event described in paragraph (a)(1)(iv) of Item 304 of Regulation S-B has occurred within our fiscal years ended December 31, 2000 and 2001, or the period from December 31, 2001 through November 4, 2002.

AUDIT AND OTHER FEES

      The following table summarizes the fees charged by Weinberg & Company, P.A. for certain services rendered to the company during 2002 and 2003. Weinberg & Company, P.A. was retained in November 2002 to audit the Company's financial statements and provide audit-related services for fiscal years 2002 and 2003.

                                                 AMOUNT BILLED AND PAID
                                          --------------------------------------
TYPE OF FEE                               FISCAL YEAR 2002      FISCAL YEAR 2003
-----------                               ----------------      ----------------

Audit(1)                                      $ 46,335              $ 93,154
Audit Related(2)                                     0                     0
Tax(3)                                           7,500                     0
All Other(4)                                    42,600                37,181
 Total                                        $ 96,435              $130,335

----------
(1) This category consists of fees for the audit of our annual financial statements included in the Company's annual report on Form 10-KSB and review of the financial statements included in the Company's quarterly reports on Form 10-QSB. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, statutory audits required by non-U.S. jurisdictions and the preparation of an annual "management letter" on internal control matters.

(2) Represents services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years, aggregate fees charged for assurance and related services that are reasonably related to the performance of the audit and are not reported as audit fees. These services include consultations regarding Sarbanes-Oxley Act requirements, various SEC filings and the implementation of new accounting requirements.

(3) Represents aggregate fees charged for professional services for tax compliance and preparation, tax consulting and advice, and tax planning.

(4) Represents aggregate fees charged for products and services other than those services previously reported.

VOTE REQUIRED                   If a quorum is present, the affirmative vote of
                                a majority of the shares present and entitled to vote at the Annual Meeting will be required to ratify the appointment of Weinberg & Company, P.A. as our independent auditors. Abstentions will have the effect of a vote "against" the ratification of Weinberg & Company, P.A. as our independent auditors.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF WEINBERG & COMPANY, P.A. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

      The following table sets forth compensation information for our Chief Executive Officer and other executive officers as of the end of fiscal year 2003.

                           SUMMARY COMPENSATION TABLE
                               ANNUAL COMPENSATION

NAME AND PRINCIPAL         FISCAL YEAR      SALARY           BONUS     OTHER ANNUAL COMPENSATION
------------------         -----------      ------           -----     -------------------------
POSITIONS
Mark A. Josipovich             2003        $180,000(1)     $ 39,500        $ 19,186(2)
President and Chief            2002        $180,000              --        $ 19,721(3)
Executive Officer              2001        $ 62,100(4)           --              --

Daniel T. Josipovich           2003        $180,000(5)     $ 35,800        $ 25,577(6)
Chief Operating Officer        2002        $180,000              --        $ 25,233(7)
                               2001        $ 60,000(4)           --              --

----------

(1) Includes $128,834.76 that was deferred at the election of the executive officer, none of which amount has yet been paid to the executive officer.

(2) Includes reimbursement of $9,266.86 for automobile expenses and $9,918.36 for health insurance.

(3) Includes reimbursement of $7,746 for automobile expenses and $9,880.32 for health insurance.

(4)   Reflects partial year of employment.

(5) Includes $150,000.00 that was deferred at the election of the executive officer, none of which amount has yet been paid to the executive officer.

(6) Includes reimbursement of $15,658.36 for automobile expenses and $9,918.36 for health insurance.

(7) Includes reimbursement of $15,393.08 for automobile expenses and $8,593.32 for health insurance.

EMPLOYMENT AGREEMENTS AND SEVERANCE ARRANGEMENTS

      In September 2001, Bluebook International entered into employment agreements with Mark A. Josipovich and Daniel T. Josipovich for a term of two years with an automatic extension of successive one-year periods. Effective October 1, 2001 we assumed these agreements and expanded the services to each person's executive position with us. Under these agreements, Mark A. Josipovich is employed as the Chief Executive Officer, President, and Secretary, and Daniel
T. Josipovich is employed as the Chief Operating Officer, each with an annual salary of $180,000, plus health insurance benefits, term life insurance benefits and the right to participate in any future employee stock option, retirement, profit sharing or other benefit plans offered in the future to similarly situated employees. The employment agreements also contain indemnification and confidentiality provisions. The agreements also provide that we should reimburse the employee for all reasonable and necessary expenses incurred on our behalf. In the event of termination without cause by Mark A. Josipovich or Daniel T. Josipovich or termination with cause by us, the Mark A. Josipovich and Daniel T. Josipovich are entitled to all accrued and unpaid compensation as of the date of termination. In the event of termination with cause by Mark A. Josipovich or Daniel T. Josipovich or termination without cause by us, Mark A. Josipovich or Daniel T. Josipovich are entitled to all accrued and unpaid compensation as of the date of termination and total amount of annual salary from the date of termination until the end of the term of the employment agreements.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Effective as of January 1, 2002, our operating subsidiary, The Bluebook International, Inc. ("Bluebook International"), entered into a consulting agreement with Daniel E. Josipovich, father of our executive officers Mark A. Josipovich and Daniel T. Josipovich. Aggregate fees paid or payable to Daniel E. Josipovich for consulting services rendered and related expenses during the years ended December 31, 2003 and December 31, 2002 were $150,000 and $189,708, respectively.

      In connection with Bluebook International's merger with Gama Computer Corporation ("Gama") effective as of October 1, 2001, Daniel E. Josipovich and Dorothy E. Josipovich, parents of Mark and Daniel T. Josipovich, assigned to Gama a $1,000,000 promissory note due from Bluebook International. Daniel E. and Dorothy Josipovich received this promissory note from Bluebook International as partial consideration for the sale of all of their business assets, primarily the Bluebook and B.E.S.T. software, to Bluebook International in September 2001.

      Paul D. Sheriff, one of our directors, serves as President of PDSA, Inc., one of our consultants. Aggregate fees billed to us by PDSA for consulting services rendered during the years ended December 31, 2003 and December 31, 2002 were $0 and $158,770, respectively.

      In August 2002 we entered into a Stock Purchase Agreement with Cotelligent, Inc. in which we agreed to sell Cotelligent approximately 5.3 million shares of our Series C Convertible Preferred Stock for $5.1 million in two tranches. The first tranche closed in August 2002 in which Cotelligent purchased approximately 3.055 million shares of Series C Convertible Preferred Stock with a combination of cash in the amount of $1.5 million and extinguishment of $2.1 million of outstanding accounts payable. The second tranche closed in December 2002 for the purchase of the remaining shares of Series C stock in cash in the amount of $1.5 million. In connection with this financing, we also entered into the Consulting Agreement with Cotelligent under which Cotelligent was to complete development of B.E.S.T.Net and B.E.S.T.Central, which was recently terminated. Prior to termination of the Consulting Agreement, we paid Cotelligent $2,413,375 for its services. Pursuant to a mutual settlement agreement entered into by our company and Cotelligent, all of the approximately 5.3 million shares of Series C Convertible Preferred Stock were converted into the same number of shares of our common stock on May 6, 2004.

                          COMPENSATION COMMITTEE REPORT

      The following Report of the Compensation Committee do not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that we specifically incorporate this report by reference therein.

      The Compensation Committee has furnished this report on executive compensation for the 2003 fiscal year.

      The Compensation Committee has the authority to review and determine the salaries and bonuses of senior executive officers of the company, including the Chief Executive Officer, and to establish the general compensation policies for such individuals.

      The Compensation Committee believes that the compensation programs for our executive officers should reflect the company's performance and the value created for our stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the company, reward individual contribution to our success and align the interests of our officers with the interests of our stockholders. We are engaged in a very competitive industry, and our success depends upon our ability to attract and retain qualified executives through the competitive compensation packages we offers to such individuals.

      The principal factors that were taken into account in establishing each executive officer's compensation package for the 2003 fiscal year are described below. However, the Compensation Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

      Chief Executive Officer Compensation. Mark J. Josipovich, who served as our Chief Executive Officer, President, Treasurer and Principal Accounting Officer during 2003, earned a salary of $180,000 for 2003 under the terms of the employment agreement he executed in September 2001. Mr. Josipovich elected to defer $128,834.76 of his salary to be paid at a later time. The Board of Directors awarded a bonus of $39,500 to Mr. Josipovich for 2003.

      Other Senior Executive Officer Compensation. Daniel T. Josipovich, who served as our Chief Operating Officer during 2003, earned a salary of $180,000 for 2003 under the terms of the employment agreement he executed in September 2001. Mr. Josipovich elected to defer $150,000 of his salary to be paid at a later time. The Board of Directors awarded a bonus of $35,800 to Mr. Josipovich for 2003.

      Compliance with Code Section 162(m). Section 162(m) of the Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance based. Non-performance based compensation paid to our executive officers for the 2003 fiscal year did not exceed the $1 million limit per officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid to our executive officers for the 2004 fiscal year will exceed that limit. Because it is unlikely that the cash compensation payable to any of our executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to our executive officers. The Compensation Committee will reconsider this decision should the individual cash non-performance based compensation of any executive officer ever approach the $1 million level.

      The Board did not modify any action or recommendation made by the Compensation Committee with respect to executive compensation for the 2003 fiscal year. It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align our performance and the interests of our stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long term.

                                        Respectfully submitted by:

                                        PAUL D. SHERIFF
                                        DAVID M. CAMPATELLI

                             AUDIT COMMITTEE REPORT

      The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this report by reference therein, and shall not be deemed to be soliciting material or otherwise deemed filed under either such Act.

      The Audit Committee is currently composed of four directors, two of whom are independent. The duties and responsibilities of a member of the Audit Committee are in addition to his duties as a member of the Board.

      The Audit Committee operates under a written charter. A copy of the Audit Committee Charter is attached as Appendix A to this information statement. The Board and the Audit Committee believe that the Audit Committee Charter complies with the current standards set forth in SEC regulations. There may be further action by the SEC during the current year on several matters that affect all audit committees. The Board and the Audit Committee continue to follow closely further developments by the SEC in the area of the functions of audit committees and will make additional changes to the Audit Committee Charter and the policies of the Audit Committee as required or advisable as a result of these new rules and regulations.

      The Audit Committee's primary duties and responsibilities are:

      o     engage our independent auditor;

      o monitor the independent auditor's independence, qualifications and performance;

      o     pre-approve all audit and non-audit services;

      o monitor the integrity of our financial reporting process and internal controls system;

      o provide an open avenue of communication among the independent auditor, financial and senior management of the company and the Board; and

      o     monitor our compliance with legal and regulatory requirements.

      Management is responsible for our internal controls and the financial reporting process. Our independent auditor is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

      We are planning to form an internal management group, reporting to the Chief Executive Officer and the Audit Committee, that is charged with guiding our company in meeting the various requirements of Section 404 of the Sarbanes-Oxley Act of 2002.

      The Audit Committee has begun to implement procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under its charter. The Audit Committee did not meet during 2003, but met in early 2004 with respect to the financial statements and financial condition of our company for fiscal years 2002 and 2003.

      In overseeing the preparation of our financial statements, the Audit Committee met with both management and our outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statements on Auditing Standards No. 61 and 90 (Communication with Audit Committees).

      With respect to our outside auditors, the Audit Committee, among other things, discussed with Weinberg & Company, P.A. matters relating to its independence, including the written disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee also reviewed and approved the audit and non-audit fees of that firm.

      On the basis of these reviews and discussions, the Audit Committee recommended to the Board that the Board approve the inclusion of our audited financial statements in the Form 10-KSB for filing with the SEC.

                                        Respectfully submitted by:

                                        MARK A. JOSIPOVICH
                                        DANIEL T. JOSIPOVICH
                                        PAUL D. SHERIFF
                                        DAVID M. CAMPATELLI

                           ANNUAL REPORT ON FORM 10-K

      We filed our Annual Report on Form 10-KSB with the SEC on May 19, 2004. A copy of the Form 10-KSB has been mailed to all stockholders along with this information statement. Stockholders may obtain additional copies of the Form 10-KSB and the exhibits thereto, without charge, by writing to the Corporate Secretary at our principal executive offices at 21098 Bake Parkway, Suite 100, Lake Forest, CA 92630-2163.

                                  OTHER MATTERS

      Management does not know of any matters to be presented at the 2004 Annual Meeting other than those set forth herein and in the Notice accompanying this information statement.

      It is important that your shares be represented at the 2004 Annual Meeting, regardless of the number of shares that you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the 2004 Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

                                        By Order of the Board of Directors,


                                        /s/ MARK A. JOSIPOVICH

                                        MARK A. JOSIPOVICH
                                        Chairman of the Board and
                                        Chief Executive Officer

July 23, 2004
Lake Forest, California

                   THE BLUEBOOK INTERNATIONAL HOLDING COMPANY
                              STOCKHOLDERS MEETING
                     AUGUST 20, 2004 AT 10:00 AM LOCAL TIME
                          21098 BAKE PARKWAY, SUITE 100
                           LAKE FOREST, CA 92630-2163
                                 (949) 470-9534

DIRECTIONS FROM LOS ANGELES INTERNATIONAL AIRPORT (LAX):

1.    Merge onto I-405 South (45.0 miles).
2.    Take the Bake Parkway exit (0.6 miles).
3.    Turn left onto Bake Parkway (2.3 miles).
4.    End at 21098 Bake Parkway.

DIRECTIONS FROM LOS ANGELES/DOWNTOWN:

1.    Merge onto I-5 South (39.0 miles).
2.    Take the exit toward Alton Parkway (0.1 miles).
3.    Merge onto Enterprise (<0.1 miles).
4.    Turn right onto Alton Parkway (2.2 miles).
5.    Turn right onto Toledo Way (0.4 miles).
6.    Turn left onto Bake Parkway (0.4 miles).
7.    End at 21098 Bake Parkway.

DIRECTORS FROM THE JOHN WAYNE AIRPORT:

1.    Merge onto I-405 South (7.4 miles).
2.    Take the Bake Parkway exit (0.6 miles).
3.    Turn left onto Bake Parkway (2.3 miles).
4.    End at 21098 Bake Parkway.

                                                                      APPENDIX A

            CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                  OF THE BLUEBOOK INTERNATIONAL HOLDING COMPANY

PURPOSE:

      The purpose of the Audit Committee of the Board of Directors of The Bluebook International Holding Company (the "Company") shall be to:

      o Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

      o Assist the Board in oversight and monitoring of (1) the integrity of the Company's financial statements; (2) the Company's compliance with legal and regulatory requirements; (3) the independent auditor's qualifications, independence and performance; and (4) the Company's internal accounting and financial controls;

      o Prepare the report that the rules of the Securities and Exchange Commission (the "SEC") require be included in the Company's annual proxy statement;

      o Provide the Company's Board with the results of its monitoring and recommendations derived therefrom; and

      o Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

      The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Audit Committee will consist of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any additional criteria required by the SEC):

      o Each member will be able to read and understand fundamental financial statements; and

      o At least one member will be a financial expert, as defined in the rules of the SEC.

AUTHORITY AND RESPONSIBILITIES:

      In addition to any other responsibilities which may be assigned from time to time by the Board of Directors, the responsibilities of the Audit Committee shall include:

      o Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

      o Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors;

      o Reviewing and providing guidance with respect to the external audit and the Company's relationship with its independent auditors by (1) reviewing the independent auditors' proposed audit scope, approach and independence; (2) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (3) reviewing the independent auditors' peer review conducted every three years; (4) discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (5) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements; and

      o At least annually, obtaining and reviewing a report by the independent auditor describing (1) the audit firm's internal quality control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm; and (3) any steps taken to deal with any such issues.

         FINANCIAL STATEMENTS, DISCLOSURE AND OTHER RISK MANAGEMENT AND COMPLIANCE MATTERS

      o Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing the Company's Annual Reports on Form 10-KSB and Quarterly Reports on Form 10-QSB, respectively, with the SEC;

      o Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-QSB, using professional standards and procedures for conducting such reviews;

      o Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

      o Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

      o Overseeing compliance with the requirements of the SEC for disclosure of auditor's services and audit committee members, member qualifications and activities;

      o Reviewing on a continuing basis the adequacy of the Company's system of internal controls, including meeting periodically with the Company's management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

      o Providing a report in the Company's proxy statement in accordance with the rules and regulations of the SEC;

      o Reviewing the Company's policies and practices with respect to risk assessment and risk management, including discussing with management the Company's major financial risk exposures and the steps that have been taken to monitor and control such exposures;

      o Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

      o If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

      o As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors (without seeking Board of Directors approval);

      o Reviewing, approving and monitoring the Company's code of ethics for its senior financial officers;

      o Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act;

      o Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

      o Reviewing the Company's financial and accounting reporting compliance relating to its employee benefit plans; and

      o Reviewing and approving in advance any proposed related party transactions.

      REPORTING TO THE BOARD

      o At least quarterly, reporting to the Board. This report shall include a review of any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to be included by the Board;

      o At least annually, reviewing and assessing the adequacy of this charter and recommend any proposed changes to the Board for approval; and

      o At least annually, evaluating its own performance and report to the Board on such evaluation.

LIMITATIONS INHERENT IN THE AUDIT COMMITTEE'S ROLE:

      It's not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

      It is also not the duty of the Audit Committee to resolve disagreements, if any, between management and the outside auditors or to assure compliance with laws and regulations and the Company's policies generally. Furthermore, it is the responsibility of the CEO and senior management to avoid and minimize the Company's exposure to risk, and while the Audit Committee is responsible for reviewing with management the guidelines and policies to govern the process by which risk assessment and management is undertaken, the Audit Committee is not the sole body responsible.


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

MEETINGS:

      The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

      The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Operating Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Audit Committee under this charter.

MINUTES:

      The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

COMPENSATION:

      Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers, per meeting fees and special fees for service as Chair of the Audit Committee. Fees may be paid in such form of consideration as is determined by the Board of Directors, which may include cash, deferred payment, stock or stock options.

      Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

DELEGATION OF AUTHORITY:

      The Audit Committee may, from time to time, delegate its authority to approve non-audit services on a preliminary basis to one or more designated members of the Audit Committee, provided that such designees present any such approval to the full Audit Committee for ratification at the next scheduled meeting.


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

                                                                      APPENDIX B

               CHARTER FOR THE NOMINATING AND CORPORATE GOVERNANCE
                     COMMITTEE OF THE BOARD OF DIRECTORS OF

                   THE BLUEBOOK INTERNATIONAL HOLDING COMPANY

PURPOSE:

      The purpose of the Nominating and Corporate Governance Committee of the Board of Directors (the "Board") of The Bluebook International Holding Company (the "Company") shall be to ensure that the Board is properly constituted to meet its fiduciary obligations to stockholders and the Company, and that the Company has and follows appropriate governance standards.

      To carry out this purpose, the Nominating and Corporate Governance Committee shall: (1) identify prospective director nominees and recommend to the Board the director nominees for the next annual meeting or special meeting of stockholders at which directors are to be elected, and recommend individuals to the Board to fill any vacancies or newly created directorships that may occur between such meetings; (2) develop and recommend to the Board the governance principles applicable to the Company; (3) oversee the evaluation of the Board and management from a corporate governance perspective; (4) identify and recommend to the Board directors for membership on Board committees; (5) oversee and set compensation for the Company's directors; and (6) review the Company's reporting in documents filed with the Securities and Exchange Commission, to the extent related to corporate governance and other matters set forth in this charter.

MEMBERSHIP:

      The members of the Nominating and Corporate Governance Committee will be appointed by the Board, will serve at the discretion of the Board and may be removed by the Board at any time. The Nominating and Corporate Governance Committee shall consist of at least two members. The Board shall designate the Chairperson of the Nominating and Corporate Governance Committee.

AUTHORITY AND RESPONSIBILITIES:

      In addition to any other responsibilities which may be assigned from time to time by the Board, the Nominating and Corporate Governance Committee is authorized to undertake, and has responsibility for, the following matters.

      BOARD AND BOARD COMMITTEE NOMINEES

      The Nominating and Corporate Governance Committee shall conduct searches for qualified individuals for membership on the Company's Board. As vacancies or newly created positions occur, the Nominating and Corporate Governance Committee shall recommend individuals for membership on the Company's Board of Directors and directors for appointment to the committees of the Board. In making its recommendations, the Nominating and Corporate Governance Committee must:

      o     establish criteria for Board and committee membership;

      o review candidates' qualifications for membership on the Board or a committee of the Board and any potential conflicts with the Company's interests;

      o assess the contributions of current directors in connection with their nomination to the Board or committee;

      o periodically review the composition of the Board and its committees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board or any such committee; and

      o     consider rotation of committee members and committee chairpersons.

      EVALUATING THE BOARD, ITS COMMITTEES AND MANAGEMENT

      At least annually, the Nominating and Corporate Governance Committee shall
(1) review and assess the performance of the Board and its committees, and senior management of the Company; and (2) report such assessments, including any recommendations for proposed changes, to the Board.

      DIRECTOR COMPENSATION

      At least annually, the Nominating and Corporate Governance Committee shall review and approve compensation (including stock option grants and other equity-based compensation) for the Company's directors. In so reviewing and approving director compensation, the Committee shall:

      o identify corporate goals and objectives relevant to director compensation (including efforts by the Company to retain such directors and the cost to the Company of the particular directors' compensation or of all executive compensation as a whole);

      o evaluate the performance of the Board in light of such goals and objectives and set director compensation based on such evaluation and such other factors as the Nominating and Corporate Governance Committee deems appropriate and in the best interests of the Company; and

      o determine any long-term incentive component of director compensation based on such factors as the Nominating and Corporate Governance Committee deems appropriate and in the best interests of the Company.

         CORPORATE GOVERNANCE MATTERS

      o The Nominating and Corporate Governance Committee shall develop and recommend to the Board the Corporate Governance Guidelines and Code of Business Conduct and Ethics for the Company. At least annually, the Nominating and Corporate Governance Committee shall review and reassess the adequacy of such Corporate Governance Guidelines and Code of Business Conduct and Ethics and recommend any proposed changes to the Board.

      o The Nominating and Corporate Governance Committee shall oversee compliance with the Company's Corporate Governance Guidelines and Code of Conduct and Ethics and report on such compliance to the Board. The Nominating and Corporate Governance Committee shall also review and approve any waivers of the Company's Corporate Governance Guidelines or Company's directors, executive officers and senior financial officers.

      o The Nominating and Corporate Governance Committee shall identify potential conflicts of interest involving directors and shall determine whether such director or directors may vote on any such issue.

      o At least annually, the Nominating and Corporate Governance Committee shall review the number, size and responsibilities of the Board and its committees and recommend any actions in this regard to the Board.

      o At least annually, the Nominating and Corporate Governance Committee shall, in consultation with the Company's Chief Executive Officer, prepare a report on management succession planning for the Board. Such report should include policies for Chief Executive Officer selection and succession in the event of the incapacitation, retirement or removal of the Chief Executive Officer, and evaluations of, and development plans for, any potential successors to the Chief Executive Officer.


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

      DISCLOSURE

      The Nominating and Corporate Governance Committee shall review the Company's reporting in documents filed with the Securities and Exchange Commission, to the extent specifically related to corporate governance and the other matters set forth in this charter.

      REPORTING TO THE BOARD

      The Nominating and Corporate Governance Committee shall report to the Board at least annually. This report shall include a review of any recommendations or issues that arise with respect to Board or committee nominees or membership, Board or management performance, corporate governance or any other matters that the Nominating and Corporate Governance Committee deems appropriate or is requested to be included by the Board.

      At least annually, the Nominating and Corporate Governance Committee shall
(1) review and assess the adequacy of this charter and recommend any proposed changes to the Board for approval; and (2) evaluate its own performance and report to the Board on such evaluation.

PROCEDURES:

      MEETINGS

      The Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. The Chairperson of the Nominating and Corporate Governance Committee, in consultation with the other Committee members, shall determine the frequency and length of the Committee meetings and shall set meeting agendas consistent with this charter.

      ADVISORS AND CONSULTANTS

      The Nominating and Corporate Governance Committee is authorized to retain (without further Board approval) special legal, accounting or other advisors and may request any officer or employee of the Company or the Company's outside counsel or independent auditor to meet with any members of, or advisors to, the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the sole authority to retain and terminate any search firm to assist in identifying director candidates, including sole authority to approve all such search firm's fees and other retention terms.

      DELEGATION OF AUTHORITY

      The Nominating and Corporate Governance Committee may, to the fullest extent permitted by applicable law or regulation, form and delegate its authority to subcommittees of the Committee when it deems appropriate and in the best interests of the Company.


                                      B-3